EXHIBIT 10.2

                        2nd AMENDMENT TO PROMISSORY NOTE

     This 2nd Amendment to Promissory Note (the "2nd Amendment") is made September 28, 2011, by and between Domark International, Inc. (the "Company") and Infinite Funding, Inc. (the "Holder").

     WHEREAS, on March 3, 2011, the Company entered into a Promissory Note (the "Note"), a copy of which is attached hereto, in the aggregate amount of $75,000, with a due date of July 1, 2011;

     WHEREAS, on June 9, 2011, the Company and Holder executed an Amendment to Promissory Note (the "Amendment"), a copy of which is attached hereto;

     WHEREAS, pursuant to the terms of the Amendment, the Note is due on or before October 15, 2011;

     WHEREAS, as of the date hereof, the Company has not made payments on the Note;

     WHEREAS, on September 28, 2011, the Company and Holder agreed to amend certain provisions of the Note;

     NOW THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1. EXTENSION OF DUE DATE OF NOTE. The Parties agree that the Due Date of the Note shall be extended to December 15, 2011.

     2. EFFECTIVE DATE. The effective date of this Agreement shall be September 28, 2011.

     All other provisions of the Note and of the Amendment remain in force.

     IN WITNESS WHEREOF, the Company and the Holder hereby execute this Agreement as of the date first written above.

DOMARK INTERNATIONAL, INC.                  INFINITE FUNDING, INC.


By: /s/ R. Thomas Kidd                      By: /s/ Alina Yurovskaya
    --------------------------------            --------------------------------
    R. Thomas Kidd, Chairman                    Alina Yurovskaya, President

GUARANTOR


By: /s/ R. Thomas Kidd
    --------------------------------
    R. Thomas Kidd, an Individual